SCHEDULE A
                             DATED JUNE 29, 2015
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                              DATED OCTOBER 21, 2013
                                    BETWEEN
                       THE ADVISORS' INNER CIRCLE FUND II
                                      AND
                         KOPERNIK GLOBAL INVESTORS, LLC

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

--------------------------------------------------------------------------------------------------------
                                                          Maximum Annual            Initial Term
Name of Fund                     Share Class         Operating Expense Limit          End Date
--------------------------------------------------------------------------------------------------------
Kopernik Global All-Cap Fund     Class A Shares               1.35%               February 28, 2015
--------------------------------------------------------------------------------------------------------
Kopernik Global All-Cap Fund     Class I Shares               1.10%               February 28, 2015
--------------------------------------------------------------------------------------------------------
Kopernik International Fund      Class A Shares               1.35%               February 28, 2017
--------------------------------------------------------------------------------------------------------
Kopernik International Fund      Class I Shares               1.10%               February 28, 2017
--------------------------------------------------------------------------------------------------------


                                   KOPERNIK GLOBAL INVESTORS, LLC

                                        By: /s/ Robert Lament
                                            -----------------
                                        Name: Robert Lament
                                        Title: General Counsel & CCO

                                   THE ADVISORS' INNER CIRCLE FUND II

                                        By: /s/ Dianne M. Descoteaux
                                            ------------------------
                                        Name: Dianne M. Descoteaux
                                        Title: VP & Secretary